Exhibit 99.2

Capital One Financial Corporation
Financial Supplement
Third Quarter 2016(1)

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2016 once it is filed with the Securities and Exchange Commission.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2016 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted) (unaudited)	2016	2016	2016	2015	2015	2016	2015			2016 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2016	2015	2015
Income Statement
Net interest income	$5,277	$5,093	$5,056	$4,961	$4,760	4%	11%	$15,426	$13,873	11%
Non-interest income	1,184	1,161	1,164	1,233	1,140	2	4	3,509	3,346	5
Total net revenue(1)	6,461	6,254	6,220	6,194	5,900	3	10	18,935	17,219	10
Provision for credit losses	1,588	1,592	1,527	1,380	1,092	—	45	4,707	3,156	49
Non-interest expense:
Marketing	393	415	428	564	418	(5)	(6)	1,236	1,180	5
Amortization of intangibles	89	95	101	103	106	(6)	(16)	285	327	(13)
Operating expenses	2,879	2,785	2,694	2,813	2,636	3	9	8,358	8,009	4
Total non-interest expense	3,361	3,295	3,223	3,480	3,160	2	6	9,879	9,516	4
Income from continuing operations before income taxes	1,512	1,367	1,470	1,334	1,648	11	(8)	4,349	4,547	(4)
Income tax provision	496	424	452	426	530	17	(6)	1,372	1,443	(5)
Income from continuing operations, net of tax	1,016	943	1,018	908	1,118	8	(9)	2,977	3,104	(4)
Income (loss) from discontinued operations, net of tax(2)	(11)	(1)	(5)	12	(4)	**	175	(17)	26	**
Net income	1,005	942	1,013	920	1,114	7	(10)	2,960	3,130	(5)
Dividends and undistributed earnings allocated to participating securities(3)	(6)	(6)	(6)	(4)	(6)	—	—	(18)	(16)	13
Preferred stock dividends	(37)	(65)	(37)	(68)	(29)	(43)	28	(139)	(90)	54
Net income available to common stockholders	$962	$871	$970	$848	$1,079	10	(11)	$2,803	$3,024	(7)
Common Share Statistics
Basic earnings per common share:(3)
Net income from continuing operations	$1.94	$1.70	$1.86	$1.58	$2.01	14%	(3)%	$5.50	$5.49	—
Income (loss) from discontinued operations	(0.02)	—	(0.01)	0.02	(0.01)	**	**	(0.03)	0.05	**
Net income per basic common share	$1.92	$1.70	$1.85	$1.60	$2.00	13	(4)	$5.47	$5.54	(1)%
Diluted earnings per common share:(3)
Net income from continuing operations	$1.92	$1.69	$1.85	$1.56	$1.99	14	(4)	$5.45	$5.43	—
Income (loss) from discontinued operations	(0.02)	—	(0.01)	0.02	(0.01)	**	**	(0.03)	0.05	**
Net income per diluted common share(4)	$1.90	$1.69	$1.84	$1.58	$1.98	12	(4)	$5.42	$5.48	(1)
Weighted-average common shares outstanding (in millions):
Basic	501.1	511.7	523.5	530.8	540.6	(2)	(7)	512.0	545.5	(6)
Diluted	505.9	516.5	528.0	536.3	546.3	(2)	(7)	516.8	551.9	(6)
Common shares outstanding (period-end, in millions)	489.2	505.9	514.5	527.3	534.9	(3)	(9)	489.2	534.9	(9)
Dividends paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$1.20	$1.10	9
Tangible book value per common share (period-end)(5)	59.00	57.84	55.94	53.65	54.66	2	8	59.00	54.66	8

						2016 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions) (unaudited)	2016	2016	2016	2015	2015	2016	2015			2016 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2016	2015	2015
Balance Sheet (Period-End)
Loans held for investment(6)	$238,019	$234,603	$227,613	$229,851	$213,329	1%	12%	$238,019	$213,329	12%
Interest-earning assets	313,431	307,163	298,348	302,007	283,073	2	11	313,431	283,073	11
Total assets	345,061	339,117	330,346	334,048	313,700	2	10	345,061	313,700	10
Interest-bearing deposits	200,416	195,635	196,597	191,874	187,848	2	7	200,416	187,848	7
Total deposits	225,981	221,059	221,779	217,721	212,903	2	6	225,981	212,903	6
Borrowings	59,820	59,181	50,497	59,115	42,778	1	40	59,820	42,778	40
Common equity	44,336	44,813	44,411	43,990	44,391	(1)	—	44,336	44,391	—
Total stockholders’ equity	48,213	48,108	47,707	47,284	47,685	—	1	48,213	47,685	1
Balance Sheet (Average Balances)
Loans held for investment(6)	$235,843	$230,379	$226,736	$220,052	$211,227	2%	12%	$231,004	$207,608	11%
Interest-earning assets	310,987	302,764	299,456	292,054	283,082	3	10	304,423	279,388	9
Total assets	343,153	334,479	331,919	323,354	313,822	3	9	336,539	310,146	9
Interest-bearing deposits	196,913	195,641	194,125	189,885	185,800	1	6	195,565	184,258	6
Total deposits	222,251	221,146	219,180	215,899	210,974	—	5	220,864	209,334	6
Borrowings	60,708	54,359	53,761	48,850	45,070	12	35	56,292	44,264	27
Common equity	45,314	45,640	45,782	45,418	45,407	(1)	—	45,578	44,956	1
Total stockholders’ equity	49,033	48,934	49,078	48,712	48,456	—	1	49,015	47,376	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2016 Q3 vs.				Nine Months Ended September 30,
(Dollars in millions except as noted) (unaudited)	2016	2016	2016	2015	2015	2016		2015				2016 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2016	2015	2015
Performance Metrics
Net interest income growth (period over period)	4%	1%	2%	4%	5%	**		**		11%	5%	**
Non-interest income growth (period over period)	2	—	(6)	8	—	**		**		5	1	**
Total net revenue growth (period over period)	3	1	—	5	4	**		**		10	5	**
Total net revenue margin(7)	8.31	8.26	8.31	8.48	8.34	5	bps	(3	)bps	8.29	8.22	7	bps
Net interest margin(8)	6.79	6.73	6.75	6.79	6.73	6		6		6.76	6.62	14
Return on average assets	1.18	1.13	1.23	1.12	1.43	5		(25)		1.18	1.33	(15)
Return on average tangible assets(9)	1.24	1.18	1.29	1.18	1.50	6		(26)		1.24	1.40	(16)
Return on average common equity(10)	8.59	7.64	8.52	7.36	9.54	95		(95)		8.25	8.89	(64)
Return on average tangible common equity(11)	13.06	11.61	12.94	11.11	14.33	145		(127)		12.54	13.46	(92)
Non-interest expense as a percentage of average loans held for investment	5.70	5.72	5.69	6.33	5.98	(2)		(28)		5.70	6.11	(41)
Efficiency ratio(12)	52.02	52.69	51.82	56.18	53.56	(67)		(154)		52.17	55.26	(309)
Effective income tax rate for continuing operations	32.8	31.0	30.7	31.9	32.2	180		60		31.5	31.7	(20)
Employees (in thousands), period-end	46.5	46.1	45.8	45.4	46.9	1%		(1)%		46.5	46.9	(1)%
Credit Quality Metrics
Allowance for loan and lease losses	$6,258	$5,881	$5,416	$5,130	$4,847	6%		29%		$6,258	$4,847	29%
Allowance as a percentage of loans held for investment	2.63%	2.51%	2.38%	2.23%	2.27%	12	bps	36	bps	2.63%	2.27%	36	bps
Net charge-offs	$1,240	$1,155	$1,178	$1,078	$890	7%		39%		$3,573	$2,617	37%
Net charge-off rate(13)	2.10%	2.01%	2.08%	1.96%	1.69%	9	bps	41	bps	2.06%	1.68%	38	bps
30+ day performing delinquency rate	2.71	2.47	2.33	2.69	2.63	24		8		2.71	2.63	8
30+ day delinquency rate	3.04	2.79	2.64	3.00	2.95	25		9		3.04	2.95	9
Capital Ratios(14)
Common equity Tier 1 capital	10.6%	10.9%	11.1%	11.1%	12.1%	(30	)bps	(150	)bps	10.6%	12.1%	(150	)bps
Tier 1 capital	12.0	12.2	12.4	12.4	13.4	(20)		(140)		12.0	13.4	(140)
Total capital	14.7	14.4	14.6	14.6	15.1	30		(40)		14.7	15.1	(40)
Tier 1 leverage	10.1	10.2	10.2	10.6	11.1	(10)		(100)		10.1	11.1	(100)
Tangible common equity (“TCE”)(15)	8.8	9.0	9.1	8.9	9.8	(20)		(100)		8.8	9.8	(100)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

	Three Months Ended			2016 Q3 vs.		Nine Months Ended September 30,
	2016	2016	2015	2016	2015			2016 vs.
(Dollars in millions, except per share data and as noted) (unaudited)	Q3	Q2	Q3	Q2	Q3	2016	2015	2015
Interest income:
Loans, including loans held for sale	$5,383	$5,148	$4,753	5%	13%	$15,616	$13,824	13%
Investment securities	386	405	386	(5)	—	1,206	1,174	3
Other	25	18	25	39	—	60	77	(22)
Total interest income	5,794	5,571	5,164	4	12	16,882	15,075	12
Interest expense:
Deposits	306	292	271	5	13	881	814	8
Securitized debt obligations	56	47	39	19	44	151	108	40
Senior and subordinated notes	121	111	82	9	48	338	241	40
Other borrowings	34	28	12	21	183	86	39	121
Total interest expense	517	478	404	8	28	1,456	1,202	21
Net interest income	5,277	5,093	4,760	4	11	15,426	13,873	11
Provision for credit losses	1,588	1,592	1,092	—	45	4,707	3,156	49
Net interest income after provision for credit losses	3,689	3,501	3,668	5	1	10,719	10,717	—
Non-interest income:
Service charges and other customer-related fees	387	371	423	4	(9)	1,162	1,289	(10)
Interchange fees, net	603	616	555	(2)	9	1,815	1,618	12
Net other-than-temporary impairment recognized in earnings	—	(2)	(5)	**	**	(10)	(27)	(63)
Other	194	176	167	10	16	542	466	16
Total non-interest income	1,184	1,161	1,140	2	4	3,509	3,346	5
Non-interest expense:
Salaries and associate benefits	1,317	1,279	1,189	3	11	3,866	3,760	3
Occupancy and equipment	499	465	444	7	12	1,422	1,318	8
Marketing	393	415	418	(5)	(6)	1,236	1,180	5
Professional services	296	304	313	(3)	(5)	878	943	(7)
Communications and data processing	252	262	226	(4)	12	757	636	19
Amortization of intangibles	89	95	106	(6)	(16)	285	327	(13)
Other	515	475	464	8	11	1,435	1,352	6
Total non-interest expense	3,361	3,295	3,160	2	6	9,879	9,516	4
Income from continuing operations before income taxes	1,512	1,367	1,648	11	(8)	4,349	4,547	(4)
Income tax provision	496	424	530	17	(6)	1,372	1,443	(5)
Income from continuing operations, net of tax	1,016	943	1,118	8	(9)	2,977	3,104	(4)
Income (loss) from discontinued operations, net of tax(2)	(11)	(1)	(4)	**	175	(17)	26	**
Net income	1,005	942	1,114	7	(10)	2,960	3,130	(5)
Dividends and undistributed earnings allocated to participating securities(3)	(6)	(6)	(6)	—	—	(18)	(16)	13
Preferred stock dividends	(37)	(65)	(29)	(43)	28	(139)	(90)	54
Net income available to common stockholders	$962	$871	$1,079	10	(11)	$2,803	$3,024	(7)

	Three Months Ended			2016 Q3 vs.		Nine Months Ended September 30,
	2016	2016	2015	2016	2015			2016 vs.
(Dollars in millions, except per share data and as noted) (unaudited)	Q3	Q2	Q3	Q2	Q3	2016	2015	2015
Basic earnings per common share:(3)
Net income from continuing operations	$1.94	$1.70	$2.01	14%	(3)%	$5.50	$5.49	—
Income (loss) from discontinued operations	(0.02)	—	(0.01)	**	**	(0.03)	0.05	**
Net income per basic common share	$1.92	$1.70	$2.00	13	(4)	$5.47	$5.54	(1)%
Diluted earnings per common share:(3)
Net income from continuing operations	$1.92	$1.69	$1.99	14	(4)	$5.45	$5.43	—
Income (loss) from discontinued operations	(0.02)	—	(0.01)	**	**	(0.03)	0.05	**
Net income per diluted common share(4)	$1.90	$1.69	$1.98	12	(4)	$5.42	$5.48	(1)
Weighted-average common shares outstanding (in millions):
Basic common shares	501.1	511.7	540.6	(2)	(7)	512.0	545.5	(6)
Diluted common shares	505.9	516.5	546.3	(2)	(7)	516.8	551.9	(6)
Dividends paid per common share	$0.40	$0.40	$0.40	—	—	$1.20	$1.10	9

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2016 Q3 vs.
	2016	2016	2016	2015	2015	2015	2015
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q4	Q3
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,350	$3,253	$3,241	$3,407	$2,701	(2)%	24%
Interest-bearing deposits with banks	5,744	3,896	1,994	4,616	4,136	24	39
Total cash and cash equivalents	9,094	7,149	5,235	8,023	6,837	13	33
Restricted cash for securitization investors	287	265	960	1,017	586	(72)	(51)
Securities available for sale, at fair value	41,511	39,960	40,092	39,061	39,431	6	5
Securities held to maturity, at carrying value	25,019	25,120	25,080	24,619	23,711	2	6
Loans held for investment:(6)
Unsecuritized loans held for investment	206,763	202,778	195,705	196,068	179,748	5	15
Loans held in consolidated trusts	31,256	31,825	31,908	33,783	33,581	(7)	(7)
Total loans held for investment	238,019	234,603	227,613	229,851	213,329	4	12
Allowance for loan and lease losses	(6,258)	(5,881)	(5,416)	(5,130)	(4,847)	22	29
Net loans held for investment	231,761	228,722	222,197	224,721	208,482	3	11
Loans held for sale, at lower of cost or fair value	994	1,220	1,251	904	566	10	76
Premises and equipment, net	3,561	3,556	3,542	3,584	3,629	(1)	(2)
Interest receivable	1,251	1,236	1,221	1,189	1,101	5	14
Goodwill	14,493	14,495	14,492	14,480	13,983	—	4
Other assets	17,090	17,394	16,276	16,450	15,374	4	11
Total assets	$345,061	$339,117	$330,346	$334,048	$313,700	3	10

						2016 Q3 vs.
	2016	2016	2016	2015	2015	2015	2015
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q4	Q3
Liabilities:
Interest payable	$237	$301	$217	$299	$198	(21)%	20%
Deposits:
Non-interest-bearing deposits	25,565	25,424	25,182	25,847	25,055	(1)	2
Interest-bearing deposits	200,416	195,635	196,597	191,874	187,848	4	7
Total deposits	225,981	221,059	221,779	217,721	212,903	4	6
Securitized debt obligations	18,411	16,130	14,913	16,166	15,656	14	18
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	1,079	999	917	981	1,021	10	6
Senior and subordinated notes	24,001	21,872	21,736	21,837	21,773	10	10
Other borrowings	16,329	20,180	12,931	20,131	4,328	(19)	277
Total other debt	41,409	43,051	35,584	42,949	27,122	(4)	53
Other liabilities	10,810	10,468	10,146	9,629	10,136	12	7
Total liabilities	296,848	291,009	282,639	286,764	266,015	4	12

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	6	6	17	17
Additional paid-in capital, net	30,439	29,786	29,709	29,655	29,594	3	3
Retained earnings	29,245	28,479	27,808	27,045	26,407	8	11
Accumulated other comprehensive income (loss)	121	241	(41)	(616)	(142)	**	**
Treasury stock, at cost	(11,599)	(10,405)	(9,776)	(8,806)	(8,180)	32	42
Total stockholders’ equity	48,213	48,108	47,707	47,284	47,685	2	1
Total liabilities and stockholders’ equity	$345,061	$339,117	$330,346	$334,048	$313,700	3	10

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $289 million in Q3 2016, $244 million in Q2 2016, $228 million in Q1 2016, $222 million in Q4 2015 and $195 million in Q3 2015 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)
Historically, the majority of the provision (benefit) for representation and warranty losses has been included, net of tax, in discontinued operations. The provision (benefit) for mortgage representation and warranty losses included the following activity:

	2016	2016	2016	2015	2015
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3
Provision (benefit) for mortgage representation and warranty losses before income taxes:
Recorded in continuing operations	$—	$(1)	$(1)	$(1)	$(7)
Recorded in discontinued operations	18	2	3	(21)	3
Total provision (benefit) for mortgage representation and warranty losses before income taxes	$18	$1	$2	$(22)	$(4)
The mortgage representation and warranty reserve was $632 million as of September 30, 2016, $610 million as of December 31, 2015 and $632 million as of September 30, 2015.

(3)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(4)
In Q3 2016, we recorded a build in the U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”) of $63 million. In Q2 2016, we recorded charges totaling $30 million associated with a build of $54 million in the U.K. PPI Reserve, partially offset by a gain of $24 million related to the exchange of our ownership interest in Visa Europe with Visa Inc. as a result of Visa Inc.’s acquisition of Visa Europe. In Q4 2015, we recorded charges totaling $72 million associated with (i) closing the GE Healthcare Financial Services (“HFS”) acquisition and establishing an initial allowance and reserve related to the loans acquired; (ii) certain planned site closures; and (iii) revisions to the restructuring charges recorded in Q2 2015 to reflect updated information. In Q3 2015, we recorded a build in the U.K. PPI Reserve of $69 million. We report the following non-GAAP financial measures that we believe are helpful for investors and users of our financial information to understand the effect of these items on our reported results. The table below presents a reconciliation of our reported results to these non-GAAP financial measures. The period not presented had no adjustments.

	2016 Q3			2016 Q2			2015 Q4			2015 Q3
(Dollars in millions, except per share data) (unaudited)	Pre-Tax Income	Net Income	Diluted EPS	Pre-Tax Income	Net Income	Diluted EPS	Pre-Tax Income	Net Income	Diluted EPS	Pre-Tax Income	Net Income	Diluted EPS
Reported results	$1,512	$1,005	$1.90	$1,367	$942	$1.69	$1,334	$920	$1.58	$1,648	$1,114	$1.98
Adjustments	63	63	0.13	30	37	0.07	72	46	0.09	69	69	0.12
Results excluding adjustments	$1,575	$1,068	$2.03	$1,397	$979	$1.76	$1,406	$966	$1.67	$1,717	$1,183	$2.10

(5)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

(6)
Included in loans held for investment are purchased credit-impaired loans (“PCI loans”) recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3,” or Accounting Standards Codification 310-30). These include certain of our consumer and commercial loans that were acquired through business combinations. The table below presents amounts related to PCI loans:

	2016	2016	2016	2015	2015
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3
PCI loans:
Period-end unpaid principal balance	$17,011	$18,256	$19,492	$20,434	$20,585
Period-end loans held for investment	16,149	17,358	18,568	19,518	19,743
Average loans held for investment	16,529	17,783	18,894	19,319	20,116

(7)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(8)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(9)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

(10)
Calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly titled measures reported by other companies.

(11)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly titled measures reported by other companies. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

(12)
Calculated based on total non-interest expense for the period divided by total net revenue for the period. The efficiency ratio, excluding the adjustments discussed above in Footnote 4, was 51.40% for Q3 2016, 52.32% for Q2 2016, 55.82% for Q4 2015 and 52.78% for Q3 2015 . The adjusted efficiency ratios are non-GAAP measures that we believe would provide useful information to investors and users of our financial information.

(13)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(14)
Ratios as of the end of Q3 2016 are preliminary and therefore subject to change. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for information on the calculation of each of these ratios.

(15)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2016 Q3			2016 Q2			2015 Q3
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions) (unaudited)
Interest-earning assets:
Loans, including loans held for sale	$237,067	$5,383	9.08%	$231,496	$5,148	8.90%	$212,076	$4,753	8.96%
Investment securities	66,291	386	2.33	65,754	405	2.46	63,541	386	2.43
Cash equivalents and other	7,629	25	1.31	5,514	18	1.31	7,465	25	1.34
Total interest-earning assets	$310,987	$5,794	7.45	$302,764	$5,571	7.36	$283,082	$5,164	7.30
Interest-bearing liabilities:
Interest-bearing deposits	$196,913	$306	0.62	$195,641	$292	0.60	$185,800	$271	0.58
Securitized debt obligations	17,389	56	1.29	15,226	47	1.23	14,881	39	1.05
Senior and subordinated notes	22,342	121	2.17	21,717	111	2.04	20,806	82	1.58
Other borrowings and liabilities	21,840	34	0.62	18,255	28	0.61	10,114	12	0.47
Total interest-bearing liabilities	$258,484	$517	0.80	$250,839	$478	0.76	$231,601	$404	0.70
Net interest income/spread		$5,277	6.65		$5,093	6.60		$4,760	6.60
Impact of non-interest-bearing funding			0.14			0.13			0.13
Net interest margin			6.79%			6.73%			6.73%

	Nine Months Ended September 30,
	2016			2015
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions) (unaudited)
Interest-earning assets:
Loans, including loans held for sale	$232,064	$15,616	8.97%	$208,444	$13,824	8.84%
Investment securities	65,735	1,206	2.45	63,500	1,174	2.47
Cash equivalents and other	6,624	60	1.21	7,444	77	1.38
Total interest-earning assets	$304,423	$16,882	7.39	$279,388	$15,075	7.19
Interest-bearing liabilities:
Interest-bearing deposits	$195,565	$881	0.60	$184,258	$814	0.59
Securitized debt obligations	15,997	151	1.26	13,233	108	1.09
Senior and subordinated notes	22,019	338	2.05	20,580	241	1.56
Other borrowings and liabilities	19,099	86	0.60	11,214	39	0.46
Total interest-bearing liabilities	$252,680	$1,456	0.77	$229,285	$1,202	0.70
Net interest income/spread		$15,426	6.62		$13,873	6.49
Impact of non-interest-bearing funding			0.14			0.13
Net interest margin			6.76%			6.62%
__________

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2016 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions) (unaudited)	2016 Q3	2016 Q2	2016 Q1	2015 Q4	2015 Q3	2016 Q2	2015 Q3	2016	2015	2016 vs. 2015
Loans Held For Investment (Period-End)
Credit card:
Domestic credit card	$90,955	$88,581	$84,561	$87,939	$82,178	3%	11%	$90,955	$82,178	11%
International credit card	8,246	8,323	8,138	8,186	7,957	(1)	4	8,246	7,957	4
Total credit card	99,201	96,904	92,699	96,125	90,135	2	10	99,201	90,135	10
Consumer banking:
Auto	46,311	44,502	42,714	41,549	41,052	4	13	46,311	41,052	13
Home loan	22,448	23,358	24,343	25,227	26,340	(4)	(15)	22,448	26,340	(15)
Retail banking	3,526	3,555	3,534	3,596	3,598	(1)	(2)	3,526	3,598	(2)
Total consumer banking	72,285	71,415	70,591	70,372	70,990	1	2	72,285	70,990	2
Commercial banking:
Commercial and multifamily real estate	26,507	26,341	25,559	25,518	23,585	1	12	26,507	23,585	12
Commercial and industrial	39,432	39,313	38,102	37,135	27,873	—	41	39,432	27,873	41
Total commercial lending	65,939	65,654	63,661	62,653	51,458	—	28	65,939	51,458	28
Small-ticket commercial real estate	518	548	580	613	654	(5)	(21)	518	654	(21)
Total commercial banking	66,457	66,202	64,241	63,266	52,112	—	28	66,457	52,112	28
Other loans	76	82	82	88	92	(7)	(17)	76	92	(17)
Total loans held for investment	$238,019	$234,603	$227,613	$229,851	$213,329	1	12	$238,019	$213,329	12
Loans Held For Investment (Average)
Credit card:
Domestic credit card	$89,763	$85,981	$85,148	$83,760	$80,402	4%	12%	$86,974	$77,053	13%
International credit card	8,253	8,401	7,839	8,127	8,048	(2)	3	8,165	7,946	3
Total credit card	98,016	94,382	92,987	91,887	88,450	4	11	95,139	84,999	12
Consumer banking:
Auto	45,355	43,605	41,962	41,333	40,560	4	12	43,647	39,505	10
Home loan	22,852	23,835	24,781	25,776	26,934	(4)	(15)	23,819	28,217	(16)
Retail banking	3,520	3,548	3,553	3,595	3,603	(1)	(2)	3,540	3,578	(1)
Total consumer banking	71,727	70,988	70,296	70,704	71,097	1	1	71,006	71,300	—
Commercial banking:
Commercial and multifamily real estate	26,154	25,661	25,015	25,613	23,305	2	12	25,612	23,092	11
Commercial and industrial	39,346	38,713	37,762	31,132	27,620	2	42	38,610	27,411	41
Total commercial lending	65,500	64,374	62,777	56,745	50,925	2	29	64,222	50,503	27
Small-ticket commercial real estate	534	564	598	634	667	(5)	(20)	565	712	(21)
Total commercial banking	66,034	64,938	63,375	57,379	51,592	2	28	64,787	51,215	27
Other loans	66	71	78	82	88	(7)	(25)	72	94	(23)
Total average loans held for investment	$235,843	$230,379	$226,736	$220,052	$211,227	2	12	$231,004	$207,608	11

						2016 Q3 vs.				Nine Months Ended September 30,
(unaudited)	2016 Q3	2016 Q2	2016 Q1	2015 Q4	2015 Q3	2016 Q2		2015 Q3		2016	2015	2016 vs. 2015
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	3.74%	4.07%	4.16%	3.75%	3.08%	(33	)bps	66	bps	3.99%	3.35%	64	bps
International credit card	3.18	3.54	3.24	2.76	1.80	(36)		138		3.32	2.41	91
Total credit card	3.70	4.02	4.09	3.66	2.96	(32)		74		3.93	3.26	67
Consumer banking:
Auto	1.85	1.20	1.60	2.10	1.85	65		—		1.55	1.54	1
Home loan	0.03	0.09	0.05	0.05	0.01	(6)		2		0.05	0.03	2
Retail banking	1.75	1.26	1.36	1.43	1.53	49		22		1.46	1.30	16
Total consumer banking	1.26	0.83	1.04	1.32	1.14	43		12		1.04	0.93	11
Commercial banking:
Commercial and multifamily real estate	0.01	(0.02)	(0.01)	(0.03)	(0.15)	3		16		(0.01)	(0.07)	6
Commercial and industrial	1.09	0.62	0.49	0.07	0.61	47		48		0.74	0.26	48
Total commercial lending	0.66	0.37	0.29	0.02	0.26	29		40		0.44	0.11	33
Small-ticket commercial real estate	0.74	0.33	0.13	0.34	0.50	41		24		0.39	0.37	2
Total commercial banking	0.66	0.37	0.29	0.03	0.26	29		40		0.44	0.11	33
Total net charge-offs	2.10	2.01	2.08	1.96	1.69	9		41		2.06	1.68	38
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.68%	3.14%	3.09%	3.39%	3.28%	54	bps	40	bps	3.68%	3.28%	40	bps
International credit card	3.33	3.24	3.32	2.98	2.81	9		52		3.33	2.81	52
Total credit card	3.65	3.15	3.11	3.36	3.24	50		41		3.65	3.24	41
Consumer banking:
Auto	5.67	5.59	5.14	6.69	6.10	8		(43)		5.67	6.10	(43)
Home loan	0.19	0.14	0.14	0.16	0.18	5		1		0.19	0.18	1
Retail banking	0.59	0.62	0.61	0.76	0.62	(3)		(3)		0.59	0.62	(3)
Total consumer banking	3.72	3.56	3.19	4.05	3.62	16		10		3.72	3.62	10
Nonperforming Loans and Nonperforming Assets Rates(1)(2)
Credit card:
International credit card	0.53%	0.53%	0.59%	0.65%	0.77%	—		(24	)bps	0.53%	0.77%	(24	)bps
Total credit card	0.04	0.05	0.05	0.06	0.07	(1	)bps	(3)		0.04	0.07	(3)
Consumer banking:
Auto	0.43	0.38	0.31	0.53	0.49	5		(6)		0.43	0.49	(6)
Home loan	1.23	1.24	1.26	1.23	1.18	(1)		5		1.23	1.18	5
Retail banking	1.05	0.89	0.83	0.77	0.74	16		31		1.05	0.74	31
Total consumer banking	0.71	0.69	0.66	0.79	0.76	2		(5)		0.71	0.76	(5)
Commercial banking:
Commercial and multifamily real estate	0.08	0.10	0.12	0.03	0.03	(2)		5		0.08	0.03	5
Commercial and industrial	2.44	2.58	2.66	1.45	1.58	(14)		86		2.44	1.58	86
Total commercial lending	1.49	1.59	1.64	0.87	0.87	(10)		62		1.49	0.87	62
Small-ticket commercial real estate	2.13	1.59	1.11	0.83	0.65	54		148		2.13	0.65	148
Total commercial banking	1.50	1.59	1.63	0.87	0.87	(9)		63		1.50	0.87	63
Total nonperforming loans	0.66	0.68	0.69	0.51	0.50	(2)		16		0.66	0.50	16
Total nonperforming assets	0.77	0.80	0.83	0.65	0.64	(3)		13		0.77	0.64	13

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended September 30, 2016
	Credit Card			Consumer Banking
(Dollars in millions) (unaudited)	Domestic Card	International Card	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(3)	Total
Allowance for loan and lease losses:
Balance as of June 30, 2016	$3,730	$356	$4,086	$833	$58	$81	$972	$821	$2	$5,881
Provision (benefit) for loan and lease losses	1,190	82	1,272	239	5	14	258	96	(1)	1,625
Charge-offs	(1,062)	(109)	(1,171)	(300)	(3)	(20)	(323)	(112)	—	(1,606)
Recoveries	221	44	265	90	2	4	96	4	1	366
Net charge-offs	(841)	(65)	(906)	(210)	(1)	(16)	(227)	(108)	1	(1,240)
Other changes(4)	—	(7)	(7)	—	—	—	—	(1)	—	(8)
Balance as of September 30, 2016	4,079	366	4,445	862	62	79	1,003	808	2	6,258
Reserve for unfunded lending commitments:
Balance as of June 30, 2016	—	—	—	—	—	8	8	161	—	169
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	(2)	(2)	(35)	—	(37)
Balance as of September 30, 2016	—	—	—	—	—	6	6	126	—	132
Combined allowance and reserve as of September 30, 2016	$4,079	$366	$4,445	$862	$62	$85	$1,009	$934	$2	$6,390

	Nine Months Ended September 30, 2016
	Credit Card			Consumer Banking
(Dollars in millions) (unaudited)	Domestic Card	International Card	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(3)	Total
Allowance for loan and lease losses:
Balance as of December 31, 2015	$3,355	$299	$3,654	$726	$70	$72	$868	$604	$4	$5,130
Provision (benefit) for loan and lease losses	3,326	278	3,604	644	1	46	691	452	(4)	4,743
Charge-offs	(3,287)	(321)	(3,608)	(796)	(15)	(51)	(862)	(224)	(2)	(4,696)
Recoveries	685	118	803	288	6	12	306	10	4	1,123
Net charge-offs	(2,602)	(203)	(2,805)	(508)	(9)	(39)	(556)	(214)	2	(3,573)
Other changes(4)	—	(8)	(8)	—	—	—	—	(34)	—	(42)
Balance as of September 30, 2016	4,079	366	4,445	862	62	79	1,003	808	2	6,258
Reserve for unfunded lending commitments:
Balance as of December 31, 2015	—	—	—	—	—	7	7	161	—	168
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	(1)	(1)	(35)	—	(36)
Balance as of September 30, 2016	—	—	—	—	—	6	6	126	—	132
Combined allowance and reserve as of September 30, 2016	$4,079	$366	$4,445	$862	$62	$85	$1,009	$934	$2	$6,390

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended September 30, 2016					Nine Months Ended September 30, 2016
(Dollars in millions) (unaudited)	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,204	$1,472	$555	$46	$5,277	$9,282	$4,331	$1,651	$162	$15,426
Non-interest income	825	201	156	2	1,184	2,531	567	403	8	3,509
Total net revenue(5)	4,029	1,673	711	48	6,461	11,813	4,898	2,054	170	18,935
Provision (benefit) for credit losses	1,272	256	61	(1)	1,588	3,604	690	417	(4)	4,707
Non-interest expense	1,884	1,034	349	94	3,361	5,630	3,030	1,014	205	9,879
Income (loss) from continuing operations before income taxes	873	383	301	(45)	1,512	2,579	1,178	623	(31)	4,349
Income tax provision (benefit)	318	139	110	(71)	496	931	428	227	(214)	1,372
Income (loss) from continuing operations, net of tax	$555	$244	$191	$26	$1,016	$1,648	$750	$396	$183	$2,977

	Three Months Ended June 30, 2016
(Dollars in millions) (unaudited)	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,045	$1,439	$559	$50	$5,093
Non-interest income	859	175	129	(2)	1,161
Total net revenue(5)	3,904	1,614	688	48	6,254
Provision (benefit) for credit losses	1,261	204	128	(1)	1,592
Non-interest expense	1,883	1,006	343	63	3,295
Income (loss) from continuing operations before income taxes	760	404	217	(14)	1,367
Income tax provision (benefit)	276	147	79	(78)	424
Income (loss) from continuing operations, net of tax	$484	$257	$138	$64	$943

	Three Months Ended September 30, 2015					Nine Months Ended September 30, 2015
(Dollars in millions) (unaudited)	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$2,866	$1,443	$454	$(3)	$4,760	$8,165	$4,321	$1,381	$6	$13,873
Non-interest income	858	174	108	—	1,140	2,519	528	345	(46)	3,346
Total net revenue(5)	3,724	1,617	562	(3)	5,900	10,684	4,849	1,726	(40)	17,219
Provision (benefit) for credit losses	831	188	75	(2)	1,092	2,395	579	184	(2)	3,156
Non-interest expense	1,848	1,001	272	39	3,160	5,481	2,969	814	252	9,516
Income (loss) from continuing operations before income taxes	1,045	428	215	(40)	1,648	2,808	1,301	728	(290)	4,547
Income tax provision (benefit)	375	155	78	(78)	530	1,007	471	264	(299)	1,443
Income (loss) from continuing operations, net of tax	$670	$273	$137	$38	$1,118	$1,801	$830	$464	$9	$3,104

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2016 Q3 vs.				Nine Months Ended September 30,
	2016	2016	2016	2015	2015	2016		2015				2016 vs.
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2016	2015	2015
Credit Card(6)
Earnings:
Net interest income	$3,204	$3,045	$3,033	$2,996	$2,866	5%		12%		$9,282	$8,165	14%
Non-interest income	825	859	847	902	858	(4)		(4)		2,531	2,519	—
Total net revenue	4,029	3,904	3,880	3,898	3,724	3		8		11,813	10,684	11
Provision (benefit) for credit losses	1,272	1,261	1,071	1,022	831	1		53		3,604	2,395	50
Non-interest expense	1,884	1,883	1,863	2,021	1,848	—		2		5,630	5,481	3
Income (loss) from continuing operations before income taxes	873	760	946	855	1,045	15		(16)		2,579	2,808	(8)
Income tax provision (benefit)	318	276	337	302	375	15		(15)		931	1,007	(8)
Income (loss) from continuing operations, net of tax	$555	$484	$609	$553	$670	15		(17)		$1,648	$1,801	(8)
Selected performance metrics:
Period-end loans held for investment	$99,201	$96,904	$92,699	$96,125	$90,135	2		10		$99,201	$90,135	10
Average loans held for investment	98,016	94,382	92,987	91,887	88,450	4		11		95,139	84,999	12
Average yield on loans held for investment(7)	14.68%	14.49%	14.60%	14.45%	14.39%	19	bps	29	bps	14.59%	14.22%	37	bps
Total net revenue margin(8)	16.44	16.55	16.69	16.97	16.84	(11)		(40)		16.56	16.76	(20)
Net charge-off rate	3.70	4.02	4.09	3.66	2.96	(32)		74		3.93	3.26	67
30+ day performing delinquency rate	3.65	3.15	3.11	3.36	3.24	50		41		3.65	3.24	41
30+ day delinquency rate	3.69	3.18	3.15	3.40	3.29	51		40		3.69	3.29	40
Nonperforming loan rate(1)	0.04	0.05	0.05	0.06	0.07	(1)		(3)		0.04	0.07	(3)
PCCR intangible amortization	$62	$67	$70	$74	$78	(7)%		(21)%		$199	$242	(18)%
Purchase volume(9)	78,106	78,019	68,189	75,350	69,875	—		12		224,314	195,817	15

						2016 Q3 vs.				Nine Months Ended September 30,
	2016	2016	2016	2015	2015	2016		2015				2016 vs.
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2016	2015	2015
Domestic Card
Earnings:
Net interest income	$2,956	$2,769	$2,756	$2,718	$2,613	7%		13%		$8,481	$7,429	14%
Non-interest income	759	792	774	830	814	(4)		(7)		2,325	2,353	(1)
Total net revenue	3,715	3,561	3,530	3,548	3,427	4		8		10,806	9,782	10
Provision (benefit) for credit losses	1,190	1,164	972	945	796	2		49		3,326	2,259	47
Non-interest expense	1,696	1,669	1,671	1,796	1,630	2		4		5,036	4,831	4
Income (loss) from continuing operations before income taxes	829	728	887	807	1,001	14		(17)		2,444	2,692	(9)
Income tax provision (benefit)	302	265	323	293	362	14		(17)		890	974	(9)
Income (loss) from continuing operations, net of tax	$527	$463	$564	$514	$639	14		(18)		$1,554	$1,718	(10)
Selected performance metrics:
Period-end loans held for investment	$90,955	$88,581	$84,561	$87,939	$82,178	3		11		$90,955	$82,178	11
Average loans held for investment	89,763	85,981	85,148	83,760	80,402	4		12		86,974	77,053	13
Average yield on loans held for investment(7)	14.71%	14.40%	14.43%	14.31%	14.35%	31	bps	36	bps	14.51%	14.17%	34	bps
Total net revenue margin(8)	16.55	16.57	16.58	16.95	17.05	(2)		(50)		16.57	16.93	(36)
Net charge-off rate	3.74	4.07	4.16	3.75	3.08	(33)		66		3.99	3.35	64
30+ day delinquency rate	3.68	3.14	3.09	3.39	3.28	54		40		3.68	3.28	40
Purchase volume(9)	$71,331	$71,050	$62,617	$68,740	$63,777	—		12%		$204,998	$178,000	15%
Refreshed FICO scores:(10)
Greater than 660	64%	65%	65%	66%	66%	(1)%		(2)		64%	66%	(2)
660 or below	36	35	35	34	34	1		2		36	34	2
Total	100%	100%	100%	100%	100%					100%	100%

						2016 Q3 vs.				Nine Months Ended September 30,
	2016	2016	2016	2015	2015	2016		2015				2016 vs.
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2016	2015	2015
International Card(6)
Earnings:
Net interest income	$248	$276	$277	$278	$253	(10)%		(2)%		$801	$736	9%
Non-interest income	66	67	73	72	44	(1)		50		206	166	24
Total net revenue	314	343	350	350	297	(8)		6		1,007	902	12
Provision (benefit) for credit losses	82	97	99	77	35	(15)		134		278	136	104
Non-interest expense	188	214	192	225	218	(12)		(14)		594	650	(9)
Income (loss) from continuing operations before income taxes	44	32	59	48	44	38		—		135	116	16
Income tax provision (benefit)	16	11	14	9	13	45		23		41	33	24
Income (loss) from continuing operations, net of tax	$28	$21	$45	$39	$31	33		(10)		$94	$83	13
Selected performance metrics:
Period-end loans held for investment	$8,246	$8,323	$8,138	$8,186	$7,957	(1)		4		$8,246	$7,957	4
Average loans held for investment	8,253	8,401	7,839	8,127	8,048	(2)		3		8,165	7,946	3
Average yield on loans held for investment(7)	14.36%	15.45%	16.47%	15.96%	14.88%	(109	)bps	(52	)bps	15.41%	14.70%	71	bps
Total net revenue margin(8)	15.24	16.32	17.85	17.21	14.77	(108)		47		16.45	15.14	131
Net charge-off rate	3.18	3.54	3.24	2.76	1.80	(36)		138		3.32	2.41	91
30+ day performing delinquency rate	3.33	3.24	3.32	2.98	2.81	9		52		3.33	2.81	52
30+ day delinquency rate	3.74	3.65	3.76	3.46	3.39	9		35		3.74	3.39	35
Nonperforming loan rate(1)	0.53	0.53	0.59	0.65	0.77	—		(24)		0.53	0.77	(24)
Purchase volume(9)	$6,775	$6,969	$5,572	$6,610	$6,098	(3)%		11%		$19,316	$17,817	8%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2016 Q3 vs.				Nine Months Ended September 30,
	2016	2016	2016	2015	2015	2016		2015				2016 vs.
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2016	2015	2015
Consumer Banking
Earnings:
Net interest income	$1,472	$1,439	$1,420	$1,434	$1,443	2%		2%		$4,331	$4,321	—
Non-interest income	201	175	191	182	174	15		16		567	528	7%
Total net revenue	1,673	1,614	1,611	1,616	1,617	4		3		4,898	4,849	1
Provision (benefit) for credit losses	256	204	230	240	188	25		36		690	579	19
Non-interest expense	1,034	1,006	990	1,057	1,001	3		3		3,030	2,969	2
Income (loss) from continuing operations before income taxes	383	404	391	319	428	(5)		(11)		1,178	1,301	(9)
Income tax provision (benefit)	139	147	142	115	155	(5)		(10)		428	471	(9)
Income (loss) from continuing operations, net of tax	$244	$257	$249	$204	$273	(5)		(11)		$750	$830	(10)
Selected performance metrics:
Period-end loans held for investment	$72,285	$71,415	$70,591	$70,372	$70,990	1		2		$72,285	$70,990	2
Average loans held for investment	71,727	70,988	70,296	70,704	71,097	1		1		71,006	71,300	—
Average yield on loans held for investment(7)	6.41%	6.28%	6.18%	6.25%	6.25%	13	bps	16	bps	6.29%	6.26%	3	bps
Auto loan originations	$6,804	$6,529	$5,844	$4,977	$5,590	4%		22%		$19,177	$16,208	18%
Period-end deposits	178,793	176,340	177,803	172,702	170,866	1		5		178,793	170,866	5
Average deposits	177,402	176,808	174,254	171,521	170,816	—		4		176,159	170,500	3
Average deposit interest rate	0.56%	0.55%	0.54%	0.54%	0.56%	1	bps	—		0.55%	0.57%	(2	)bps
Net charge-off rate	1.26	0.83	1.04	1.32	1.14	43		12	bps	1.04	0.93	11
30+ day performing delinquency rate	3.72	3.56	3.19	4.05	3.62	16		10		3.72	3.62	10
30+ day delinquency rate	4.26	4.07	3.67	4.67	4.22	19		4		4.26	4.22	4
Nonperforming loan rate(1)	0.71	0.69	0.66	0.79	0.76	2		(5)		0.71	0.76	(5)
Nonperforming asset rate(2)	0.98	0.96	0.95	1.10	1.05	2		(7)		0.98	1.05	(7)
Auto—At origination FICO scores:(11)
Greater than 660	51%	51%	51%	51%	50%	—		1%		51%	50%	1%
621 - 660	17	17	17	17	17	—		—		17	17	—
620 or below	32	32	32	32	33	—		(1)		32	33	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2016 Q3 vs.				Nine Months Ended September 30,
	2016	2016	2016	2015	2015	2016		2015				2016 vs.
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2016	2015	2015
Commercial Banking
Earnings:
Net interest income	$555	$559	$537	$484	$454	(1)%		22%		$1,651	$1,381	20%
Non-interest income	156	129	118	142	108	21		44		403	345	17
Total net revenue(5)	711	688	655	626	562	3		27		2,054	1,726	19
Provision (benefit) for credit losses	61	128	228	118	75	(52)		(19)		417	184	127
Non-interest expense	349	343	322	342	272	2		28		1,014	814	25
Income (loss) from continuing operations before income taxes	301	217	105	166	215	39		40		623	728	(14)
Income tax provision (benefit)	110	79	38	60	78	39		41		227	264	(14)
Income (loss) from continuing operations, net of tax	$191	$138	$67	$106	$137	38		39		$396	$464	(15)
Selected performance metrics:
Period-end loans held for investment	$66,457	$66,202	$64,241	$63,266	$52,112	—		28		$66,457	$52,112	28
Average loans held for investment	66,034	64,938	63,375	57,379	51,592	2%		28		64,787	51,215	27
Average yield on loans held for investment(5)(7)	3.50%	3.45%	3.38%	3.18%	3.21%	5	bps	29	bps	3.45%	3.23%	22	bps
Period-end deposits	$33,611	$34,281	$33,383	$34,257	$32,751	(2)%		3%		$33,611	$32,751	3%
Average deposits	33,498	33,764	34,076	33,797	32,806	(1)		2		33,778	32,809	3
Average deposit interest rate	0.30%	0.27%	0.27%	0.26%	0.25%	3	bps	5	bps	0.28%	0.25%	3	bps
Net charge-off rate	0.66	0.37	0.29	0.03	0.26	29		40		0.44	0.11	33
Nonperforming loan rate(1)(12)	1.50	1.59	1.63	0.87	0.87	(9)		63		1.50	0.87	63
Nonperforming asset rate(2)(12)	1.51	1.60	1.64	0.87	0.87	(9)		64		1.51	0.87	64
Risk category:(12)(13)
Noncriticized	$62,336	$61,926	$59,663	$59,743	$49,803	1%		25%		$62,336	$49,803	25%
Criticized performing	2,473	2,456	2,595	2,015	1,725	1		43		2,473	1,725	43
Criticized nonperforming	994	1,050	1,050	550	453	(5)		119		994	453	119
PCI loans(12)	654	770	933	958	131	(15)		**		654	131	**
Total commercial loans	$66,457	$66,202	$64,241	$63,266	$52,112	—		28		$66,457	$52,112	28
Risk category as a percentage of period-end loans held for investment:(12)(13)
Noncriticized	93.8%	93.5%	92.9%	94.4%	95.6%	30	bps	(180	)bps	93.8%	95.6%	(180	)bps
Criticized performing	3.7	3.7	4.0	3.2	3.3	—		40		3.7	3.3	40
Criticized nonperforming	1.5	1.6	1.6	0.9	0.9	(10)		60		1.5	0.9	60
PCI loans(12)	1.0	1.2	1.5	1.5	0.2	(20)		80		1.0	0.2	80
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2016 Q3 vs.		Nine Months Ended September 30,
	2016	2016	2016	2015	2015	2016	2015			2016 vs.
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2016	2015	2015
Other
Earnings:
Net interest income (expense)	$46	$50	$66	$47	$(3)	(8)%	**	$162	$6	**
Non-interest income	2	(2)	8	7	—	**	**	8	(46)	**
Total net revenue (loss)(5)	48	48	74	54	(3)	—	**	170	(40)	**
Provision (benefit) for credit losses	(1)	(1)	(2)	—	(2)	—	(50)%	(4)	(2)	100%
Non-interest expense	94	63	48	60	39	49	141	205	252	(19)
Income (loss) from continuing operations before income taxes	(45)	(14)	28	(6)	(40)	**	13	(31)	(290)	(89)
Income tax provision (benefit)	(71)	(78)	(65)	(51)	(78)	(9)	(9)	(214)	(299)	(28)
Income (loss) from continuing operations, net of tax	$26	$64	$93	$45	$38	(59)	(32)	$183	$9	**
Selected performance metrics:
Period-end loans held for investment	$76	$82	$82	$88	$92	(7)	(17)	$76	$92	(17)%
Average loans held for investment	66	71	78	82	88	(7)	(25)	72	94	(23)
Period-end deposits	13,577	10,438	10,593	10,762	9,286	30	46	13,577	9,286	46
Average deposits	11,351	10,574	10,850	10,581	7,352	7	54	10,927	6,025	81
Total
Earnings:
Net interest income	$5,277	$5,093	$5,056	$4,961	$4,760	4%	11%	$15,426	$13,873	11%
Non-interest income	1,184	1,161	1,164	1,233	1,140	2	4	3,509	3,346	5
Total net revenue	6,461	6,254	6,220	6,194	5,900	3	10	18,935	17,219	10
Provision (benefit) for credit losses	1,588	1,592	1,527	1,380	1,092	—	45	4,707	3,156	49
Non-interest expense	3,361	3,295	3,223	3,480	3,160	2	6	9,879	9,516	4
Income (loss) from continuing operations before income taxes	1,512	1,367	1,470	1,334	1,648	11	(8)	4,349	4,547	(4)
Income tax provision (benefit)	496	424	452	426	530	17	(6)	1,372	1,443	(5)
Income (loss) from continuing operations, net of tax	$1,016	$943	$1,018	$908	$1,118	8	(9)	$2,977	$3,104	(4)
Selected performance metrics:
Period-end loans held for investment	$238,019	$234,603	$227,613	$229,851	$213,329	1	12	$238,019	$213,329	12
Average loans held for investment	235,843	230,379	226,736	220,052	211,227	2	12	231,004	207,608	11
Period-end deposits	225,981	221,059	221,779	217,721	212,903	2	6	225,981	212,903	6
Average deposits	222,251	221,146	219,180	215,899	210,974	—	5	220,864	209,334	6

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)	The nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(2)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets. Calculation of nonperforming asset rates for our Consumer Banking and Commercial Banking businesses do not include the impact of acquired REOs.

(3)	Primarily consists of the legacy loan portfolio of our discontinued GreenPoint mortgage operations.

(4)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales.

(5)
Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35% with offsetting reclassifications to the Other category.

(6)	Includes a build in our U.K. PPI Reserve in Q3 2016, Q2 2016 and Q3 2015, which impacted both total net revenue and non-interest expense within our International Card business.

(7)
Calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(8)	Calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(9)	Includes purchase transactions, net of returns, for the period for loans both classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.

(10)
Percentages represent period-end loans held for investment in each credit score category. Credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(11)
Percentages represent period-end loans held for investment in each credit score category. Credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(12)
The loans held for investment acquired in the HFS acquisition included $556 million, $667 million, $825 million and $835 million of PCI loans as of September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively, that are being accounted for under ASC 310-30 (formerly “SOP 03-3”) due to their deterioration in credit quality since origination. From a managed perspective, we evaluate loans based on their actual risk ratings, and accordingly we are also including our nonperforming and criticized ratios measured on that basis. The table below presents our nonperforming loan rate, nonperforming asset rate and risk category information as if these PCI loans were classified based on their risk ratings in each of the periods impacted by the HFS acquisition.

	2016	2016	2016	2015
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4
Selected performance metrics:
Nonperforming loan rate	1.53%	1.63%	1.69%	0.93%
Nonperforming asset rate	1.54	1.64	1.70	0.93
Risk category:
Noncriticized	$62,575	$62,058	$59,729	$59,743
Criticized performing	2,766	2,961	3,321	2,814
Criticized nonperforming	1,018	1,080	1,083	586
Risk category as a percentage of period-end loans held for investment:
Noncriticized	94.2%	93.7%	93.0%	94.4%
Criticized performing	4.2	4.5	5.2	4.5
Criticized nonperforming	1.5	1.6	1.7	0.9

(13)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures(1)

	Basel III Standardized Approach
(Dollars in millions) (unaudited)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Regulatory Capital Metrics
Common equity Tier 1 capital	$29,192	$29,486	$29,231	$29,544	$30,109
Tier 1 capital	33,069	32,780	32,525	32,838	33,402
Total capital(2)	40,565	38,767	38,399	38,838	37,694
Risk-weighted assets	275,102	269,667	262,368	265,739	249,081
Adjusted average assets(3)	328,628	319,968	317,403	309,037	300,010
Capital Ratios
Common equity Tier 1 capital(4)	10.6%	10.9%	11.1%	11.1%	12.1%
Tier 1 capital(5)	12.0	12.2	12.4	12.4	13.4
Total capital(6)	14.7	14.4	14.6	14.6	15.1
Tier 1 leverage(3)	10.1	10.2	10.2	10.6	11.1
Tangible common equity (“TCE”)(7)	8.8	9.0	9.1	8.9	9.8
Reconciliation of Non-GAAP Measures
We report certain non-GAAP measures that management uses in assessing its capital adequacy and the level of return generated. These non-GAAP measures consist of tangible common equity (“TCE”), tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. These metrics are considered key financial performance measures for the Company. The tables below provide the details of the calculation of our non-GAAP measures and regulatory capital. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2016	2016	2016	2015	2015
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3
Tangible Common Equity (Period-End)
Stockholders’ equity	$48,213	$48,108	$47,707	$47,284	$47,685
Goodwill and intangible assets(8)	(15,475)	(15,553)	(15,629)	(15,701)	(15,153)
Noncumulative perpetual preferred stock(9)	(3,877)	(3,294)	(3,296)	(3,294)	(3,294)
Tangible common equity	$28,861	$29,261	$28,782	$28,289	$29,238
Tangible Common Equity (Average)
Average stockholders’ equity	$49,033	$48,934	$49,078	$48,712	$48,456
Average goodwill and intangible assets(8)	(15,507)	(15,585)	(15,654)	(15,316)	(15,183)
Average noncumulative perpetual preferred stock(9)	(3,719)	(3,294)	(3,296)	(3,294)	(3,049)
Average tangible common equity	$29,807	$30,055	$30,128	$30,102	$30,224

	2016	2016	2016	2015	2015
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3
Tangible Assets (Period-End)
Total assets	$345,061	$339,117	$330,346	$334,048	$313,700
Goodwill and intangible assets(8)	(15,475)	(15,553)	(15,629)	(15,701)	(15,153)
Tangible assets	$329,586	$323,564	$314,717	$318,347	$298,547
Tangible Assets (Average)
Average total assets	$343,153	$334,479	$331,919	$323,354	$313,822
Average goodwill and intangible assets(8)	(15,507)	(15,585)	(15,654)	(15,316)	(15,183)
Average tangible assets	$327,646	$318,894	$316,265	$308,038	$298,639
Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach

(Dollars in millions) (unaudited)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Common equity excluding AOCI	$44,214	$44,572	$44,452	$44,606	$44,533
Adjustments:
AOCI(10)(11)	199	332	117	(254)	75
Goodwill(8)	(14,288)	(14,296)	(14,301)	(14,296)	(13,805)
Intangible assets(8)(11)	(435)	(483)	(532)	(393)	(374)
Other	(498)	(639)	(505)	(119)	(320)
Common equity Tier 1 capital	$29,192	$29,486	$29,231	$29,544	$30,109
Risk-weighted assets	$275,102	$269,667	$262,368	$265,739	$249,081
Common equity Tier 1 capital ratio(4)	10.6%	10.9%	11.1%	11.1%	12.1%
__________

(1)	Regulatory capital metrics and capital ratios as of September 30, 2016 are preliminary and therefore subject to change.

(2)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(3)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(4)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(5)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(6)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(7)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(8)	Includes impact of related deferred taxes.

(9)	Includes related surplus.

(10)	Amounts presented are net of tax.

(11)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 40% for 2015 and 60% for 2016.